Exhibit 10.30

*** Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(b)(4)

and 17 C.F.R. 24b-2

January 2, 2009

Mr. Jon Berglund

Director of Corporate Accounts

Masimo Corporation

40 Parker Irvine, CA 92618

Re:	MS50662 Masimo Pulse Oximetry Agreement—Product Additions Dear Jon:

Masimo Corporation and Novation, LLC agree to amend Exhibit A to the Pulse Oximetry Agreement MS50662 by adding the 55 products as shown on the attachment effective April 1, 2009. These products will have a […***…] percent administrative fee.

All other terms and conditions of the Supplier Agreement shall remain the same.

Please indicate your agreement with the foregoing in the space provided below and return one signed original to the attention of David Hatch.

Sincerely,

/s/ Travis D. Johnson

Travis D. Johnson

Senior Director, Contract Services

Attachment

AGREED TO AND ACCEPTED this 30th day of January, 2009.

Masimo Corporation

By:	/s/ Jim Beyer
Printed Name:	Jim Beyer
Title:	V.P. Sales – Strategic Accounts

* Confidential Treatment Requested

ATTACHMENT TO ADDENDUM DATED JANUARY 2, 2009

FOR MASIMO AGREEMENT MS50662

PRODUCT ADDITIONS EFFECTIVE APRIL 1, 2009

Product Number	Product Description	UOM	Tier 1 [***]	Tier 2 [***]	Tier 3 [***]	Tier 4 [***]	Tier 5 [***]

2630	Total Hemoglobin (SpHb) Parameter (*Early Adopter) (HW Life License)	EA	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]

2296H	Carboxyhemoglobin (SpCO) Parameter (*Early Adopter) (HW Life License with SpHb)	EA	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]

2297H	Methemoglobin (SpMet) Parameter (*Early Adopter) (HW Life License with SpHb)	EA	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]

2313H	Pleth Variability Index (PVI) (*Early Adopter) (HW Life License with SpHb)	EA	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]

2633	Total Hemoglobin (SpHb), 1-YR Term License	EA	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]

2631H	Carboxyhemoglobin (SpCO) Parameter with SpHb, 1-YR Term License	EA	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]

2632H	Methemoglobin (SpMet) Parameter with SpHb, 1-YR Term License	EA	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]

2631	Carboxyhemoglobin (SpCO) without SpHb, Fixed Term License - 1 YR	EA	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]

2632	Methemoglobin (SpMet) without SpHb, Fixed Term License - 1 YR	EA	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]

2635	Pleth Variability Index (PVI) Parameter without SpHb, Fixed Term License - 1 YR	EA	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]

2297	Methemoglobin (SpMet) Parameter without SpHb	EA	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]

2296	Carboxyhemoglobin (SpCO) Parameter without SpHb	EA	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]

2313	Pleth Variability Index (PVI) Software Upgrade without SpHb	EA	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]

2333	Rainbow DCI, Continuous, Adult Reusable Sensor (SpHb, SpO2, SpCO and SpMet) 60 Hours, 1/box	EA	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]

2334	Rainbow DCI-P, Continuous, Pediatric Reusable Sensor (SpHb, SpO2, SpCO and SpMet) 60 Hours, 1/box	EA	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]

2241	Rainbow DC-3, Adult Reusable Direct Connect Sensor, 3 ft. (SpO2, SpCO, SpMet, SpHb) 60 Hours, 1/box	EA	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]

2242	Rainbow DC-12, Adult Reusable Direct Connect Sensor, 12 ft. (Sp02, SpCO, SpMet, SpHb) 60 Hours, 1/box	EA	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]

“Confidential Treatment Requested

Product Number	Product Description	UOM	Tier 1 [***]	Tier 2 [***]	Tier 3 [***]	Tier 4 [***]	Tier 5 [***]

2402	Rainbow DCP-3, Pediatric Reusable Direct Connect Sensor, 3 ft. (SpO2, SpCO, SpMet, SpHb) 60 Hours, 1/box	EA	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]

2403	Rainbow DCP-12, Pediatric Reusable Direct Connect Sensor, 12 ft. (SpO2, SpCO, SpMet, SpHb) 60 Hours, 1/box	EA	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]

2221	Rainbow R25, Adult Adhesive Sensors (SpO2, SpCO and SpMet), 10/box	BX/10	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]

2222	Rainbow R20, Pediatric Adhesive Sensors (SpO2, SpCO and SpMet), 10/box	BX/10	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]

2219	Rainbow R25-L, Adult / Neonatal Adhesive Sensors (SpO2, SpCO and SpMet), 10/box	BX/10	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]

2220	Rainbow R20-L, Infant Adhesive Sensors (SpO2, SpCO and SpMet),	BX/10	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]

2416	Rainbow R1 R25, Adult Adhesive Sensors (SpO2, SpCO and SpMet), 10/box	BX/10	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]

2417	Rainbow R1 R20, Pediatric Adhesive Sensors (SpO2, SpCO and SpMet), 10/box	EX/10	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]

2415	Rainbow R1 R20-L, Infant Adhesive Sensors (SpO2, SpCO and SpMet), 10/box	BX110	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]

2414	Rainbow R1 R25-L, Adult / Neonatal Adhesive Sensors (SpO2, SpCO and SpMet), 10/box	BX110	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]

2201	Rainbow DCI-dc3, Adult Reusable Direct Connect Sensor, 3 ft. (SpO2, SpCO and SpMet), 1/box	EA	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]

2202	Rainbow DCI-dc12, Adult Reusable Direct Connect Sensor, 12 ft. (SpO2, SpCO and SpMet), 1/box	EA	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]

2069	Rainbow DCIP-dc3, Pediatric Reusable Direct Connect Sensor, 3 ft. (SpO2, SpCO and SpMet), 1/box	EA	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]

2070	Rainbow DCIP-dc12, Pediatric Reusable Direct Connect Sensor, 12 ft. (SpO2, SpCO and SpMet), 1/box	EA	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]

2325	RPC-01, Patient Cable, 1 ft. (Compatible w/LNCS or Rainbow Sensors), 1/box	EA	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]

2273	RPC-04, Patient Cable, 4 ft. (Compatible w/ LNCS or Rainbow Sensors), 1/box	EA	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]

2274	RPC-10, Patient Cable, 10 ft. (Compatible w/ LNCS or Rainbow Sensors), 1/box	EA	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]

2405	RC-01, Patient Cable, 1 ft. , 1/box	EA	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]

“Confidential Treatment Requested

Product Number	Product Description	UOM	Tier 1 [***]	Tier 2 [***]	Tier 3 [***]	Tier 4 [***]	Tier 5 [***]

2406	RC-04, Patient Cable, 4 ft. , 1/box	EA	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]

2404	RC-12, Patient Cable, 12 ft. , 1/box	EA	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]

2323	Replacement Tapes for Rainbow R20-L, 100/box	BX/100	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]

2324	Replacement Tapes for Rainbow R25-L, 100/box	BX/100	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]

2291	Rainbow Adult / Neo Sensor Sample Pack, 1-R25, 1-R25-L	PK/1	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]

2292	Rainbow Ped / lnf Sensor Sample Pack, 1-R20, 1-R20-L	PK/1	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]

9086	Configurable, Radical-7 Handheld, Color Screen	EA	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]

9153	Configurable, Radical-7 Handheld, Blue Screen	EA	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]

2297	Methemoglobin (SpMet), Parameter	EA	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]

2296	Carboxyhemoglobin (SpCO), Parameter	EA	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]

2313	Pleth Variability Index (PVI), Parameter	EA	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]

9081	Field Upgrader, Deposit (Refunded upon return to Masimo)	EA	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]

9061	Rad-57c Portable CO-Oximeter with SpO2 and SPCO , World Wide, with Rainbow DCI-dc3 or DCIP-dc3 and Case or Boot (FKA PN#2050)	EA	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]

9063	Rad-57m Portable CO-Oximeter with SpO2 and SpMet, World Wide, with Rainbow DCI-dc3 or DCIP-dc3 and Case or Boot (FKA PN# 2205)	EA	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]

9062	Rad-57cm Portable CO-Oximeter with SpO2, SpCO and SpMet, with Rainbow DCI-dc3 or DCIP-dc3 and Case or Boot (FKA PN#2200)	EA	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]

2339	Rad-57, Upgrade (Rad-57c or Rad-57m to Rad-57cm)	EA	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]

2063	Rad-57 PRONTO Trend download serial cable	EA	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]

31740	Operator’s Manual, Rad-57	EA	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]

2207	Water Resistant Handheld Carrying Case, Black	EA	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]

2208	Water Resistant Handheld Carrying Case, Red	EA	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]

“ Confidential Treatment Requested